UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2011
DUSA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-31533 (Commission File Number)	22-3103129 (IRS Employer Identification Number)
25 Upton Drive
Wilmington, Massachusetts 01887
(Address of principal executive offices, including ZIP code)
(978) 657-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.
On June 30, 2011 (the “Closing Date”), DUSA Pharmaceuticals, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with Acella Pharmaceuticals, LLC (“Acella”) pursuant to which the Company sold to Acella U.S. Patent No. 6,979,468 covering Nicomide®, together with the trademarks Nicomide® and Nicomide-T®, and related domain names (the “Divested Assets”).
The Divested Assets were sold as of the Closing Date in exchange for cash consideration of $750,000, all of which was paid at the closing. The Company ceased selling Nicomide® in June, 2008.
The Agreement includes customary representations, warranties and covenants for a transaction of this type.

Item 2.01	Completion of Disposition of Assets
The information provided in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.01.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSA PHARMACEUTICALS, INC.
Dated: July 1, 2011	By:	/s/ Robert F. Doman
Robert F. Doman, President and
Chief Executive Officer